Inventories (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Inventory Disclosure [Abstract]
Raw materials and work in process	$ 33,920	$ 66,221
Supplies and service parts	48,165	72,551
Finished products	38,515	68,335
Inventory at FIFO cost	120,600	207,107
Excess of FIFO cost over LIFO cost	(17,020)	(27,429)
Total inventory, net	$ 103,580	$ 179,678